SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2003

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip code)

(205) 944-1300

(Registrant’s telephone number, including area code)

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 VISUAL MATERIALS

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as a part of this current report on Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE

     In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

     Representatives of the Registrant are scheduled to make a presentation in New York, New York on Wednesday, September 10, 2003, beginning at 4:45 p.m. Eastern Daylight Time discussing current prospects for the company.

     A copy of the visual portion of the materials to be discussed during the presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be presented. Exhibit 99.1 is incorporated by reference under this Item 9. Such visual presentation materials also will be available on Regions’ Web site at www.regions.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION (Registrant)

	By:	/s/ Ronald C. Jackson

Ronald C. Jackson Senior Vice President and Comptroller

Date: September 10, 2003

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.

99.1	Visual materials for Registrant’s September 10, 2003, presentation to analysts in New York, New York.